                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT



                                                                                      Settlement Date                      7/31/01
                                                                                      Determination Date                   8/10/01
                                                                                      Distribution Date                    8/15/01


I.      All Payments on the Contracts                                                                                 8,786,164.36
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                             353,505.27
III.    Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                             0.00
V.      Servicer Monthly Advances                                                                                       144,400.33
VI.     Distribution from the Reserve Account                                                                                 0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                             135,368.12
VIII.   Transfers to the Pay-Ahead Account                                                                              (83,152.04)

IX.     Less:  Investment Earnings distributions                                                                              0.00
        (a)  To Sellers with respect to the Collection Account                                                                0.00
        (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                         $9,336,286.04
                                                                                                                     =============


DISTRIBUTION AMOUNTS                                        Cost per $1000
--------------------------------------------            -----------------------

1.   (a)  Class A-1 Note Interest Distribution                                                       0.00
     (b)  Class A-1 Note Principal Distribution                                                      0.00
          Aggregate Class A-1 Note Distribution             0.00000000                                                        0.00

2.   (a)  Class A-2 Note Interest Distribution                                                       0.00
     (b)  Class A-2 Note Principal Distribution                                                      0.00
          Aggregate Class A-2 Note Distribution             0.00000000                                                        0.00

3.   (a)  Class A-3 Note Interest Distribution                                                       0.00
     (b)  Class A-3 Note Principal Distribution                                                      0.00
          Aggregate Class A-3 Note Distribution             0.00000000                                                        0.00

4.   (a)  Class A-4 Note Interest Distribution                                                       0.00
     (b)  Class A-4 Note Principal Distribution                                                      0.00
          Aggregate Class A-4 Note Distribution             0.00000000                                                        0.00

5.   (a)  Class A-5 Note Interest Distribution                                                       0.00
     (b)  Class A-5 Note Principal Distribution                                                      0.00
          Aggregate Class A-5 Note Distribution             0.00000000                                                        0.00

6.   (a)  Class A-6 Note Interest Distribution                                                       0.00
     (b)  Class A-6 Note Principal Distribution                                                      0.00
          Aggregate Class A-6 Note Distribution             0.00000000                                                        0.00

7.   (a)  Class A-7 Note Interest Distribution                                                  11,411.74
     (b)  Class A-7 Note Principal Distribution                                              2,230,306.77
          Aggregate Class A-7 Note Distribution            39.32839485                                                2,241,718.51

8.   (a)  Class A-8 Note Interest Distribution                                                 441,291.67
     (b)  Class A-8 Note Principal Distribution                                              5,326,727.15
          Aggregate Class A-8 Note Distribution            67.85904490                                                5,768,018.82

9.   (a)  Class A-9 Note Interest Distribution                                                 321,266.67
     (b)  Class A-9 Note Principal Distribution                                                      0.00
          Aggregate Class A-9 Note Distribution             5.26666667                                                  321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                                345,041.67
     (b)  Class A-10 Note Principal Distribution                                                     0.00
          Aggregate Class A-10 Note Distribution            5.30833333                                                  345,041.67

11.  (a)  Class B Certificate Interest Distribution                                            244,679.31
     (b)  Class B Certificate Principal Distribution                                                 0.00
          Aggregate Class B Certificate Distribution        5.45000000                                                  244,679.31

12.  Servicer Payment



     (a)  Servicing Fee                                                                        107,552.33
     (b)  Reimbursement of prior Monthly Advances                                              184,555.46
          Total Servicer Payment                                                                                        292,107.79

13.  Deposits to the Reserve Account                                                                                     123,453.29

Total Distribution Amount                                                                                             $9,336,286.04
                                                                                                                      =============
Reserve Account distributions:
--------------------------------------------
      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                           15,839.06
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections               107,614.23
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                       3,803.14
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)           25,839.44
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                    $153,095.87
                                                                                                                      =============

                 INTEREST
--------------------------------------------
1.   Current Interest Requirement
        (a) Class A-1 Notes    @                  5.598%                                             0.00
        (b) Class A-2 Notes    @                  5.852%                                             0.00
        (c) Class A-3 Notes    @                  5.919%                                             0.00
        (d) Class A-4 Notes    @                  6.020%                                             0.00
        (e) Class A-5 Notes    @                  6.050%                                             0.00
        (f) Class A-6 Notes    @                  6.130%                                             0.00
        (g) Class A-7 Notes    @                  6.140%                                        11,411.74
        (h) Class A-8 Notes    @                  6.230%                                       441,291.67
        (i) Class A-9 Notes    @                  6.320%                                       321,266.67
        (j) Class A-10 Notes   @                  6.370%                                       345,041.67
               Aggregate Interest on Notes                                                                             1,119,011.74
        (k) Class B Certificates @                6.540%                                                                 244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                          0.00
        (b) Class A-2 Notes                                                                          0.00
        (c) Class A-3 Notes                                                                          0.00
        (d) Class A-4 Notes                                                                          0.00
        (e) Class A-5 Notes                                                                          0.00
        (f) Class A-6 Notes                                                                          0.00
        (g) Class A-7 Notes                                                                          0.00
        (h) Class A-8 Notes                                                                          0.00
        (i) Class A-9 Notes                                                                          0.00
        (j) Class A-10 Notes                                                                         0.00
        (k) Class B Certificates                                                                     0.00

3.   Total Distribution of Interest                               Cost per $1000
                                                              -----------------------
        (a) Class A-1 Notes                                         0.00000000                       0.00
        (b) Class A-2 Notes                                         0.00000000                       0.00
        (c) Class A-3 Notes                                         0.00000000                       0.00
        (d) Class A-4 Notes                                         0.00000000                       0.00
        (e) Class A-5 Notes                                         0.00000000                       0.00
        (f) Class A-6 Notes                                         0.00000000                       0.00
        (g) Class A-7 Notes                                         0.20020590                  11,411.74
        (h) Class A-8 Notes                                         5.19166667                 441,291.67
        (i) Class A-9 Notes                                         5.26666667                 321,266.67
        (j) Class A-10 Notes                                        5.30833333                 345,041.67
               Total Aggregate Interest on Notes                                                                       1,119,011.74
        (k) Class B Certificates                                    5.45000000                                           244,679.31


                 PRINCIPAL
--------------------------------------------
                                                                   No. of Contracts
                                                                   ----------------
1.   Amount of Stated Principal Collected                                                    3,134,617.93
2.   Amount of Principal Prepayment Collected                             227                3,739,656.63
3.   Amount of Liquidated Contract                                         23                  682,759.36
4.   Amount of Repurchased Contract                                         0                        0.00

       Total Formula Principal Distribution Amount                                                                     7,557,033.92

5.   Principal Balance before giving effect to Principal Distribution                 Pool Factor
                                                                                      -----------
        (a) Class A-1 Notes                                                            0.0000000                               0.00
        (b) Class A-2 Notes                                                            0.0000000                               0.00
        (c) Class A-3 Notes                                                            0.0000000                               0.00
        (d) Class A-4 Notes                                                            0.0000000                               0.00




        (e) Class A-5 Notes                                                            0.0000000                               0.00
        (f) Class A-6 Notes                                                            0.0000000                               0.00
        (g) Class A-7 Notes                                                            0.0391282                       2,230,306.77
        (h) Class A-8 Notes                                                            1.0000000                      85,000,000.00
        (i) Class A-9 Notes                                                            1.0000000                      61,000,000.00
        (j) Class A-10 Notes                                                           1.0000000                      65,000,000.00
        (k) Class B Certificates                                                       1.0000000                      44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                                       Cost per $1000
                                                                                  --------------
        (a) Class A-1 Notes                                                         0.00000000                                 0.00
        (b) Class A-2 Notes                                                         0.00000000                                 0.00
        (c) Class A-3 Notes                                                         0.00000000                                 0.00
        (d) Class A-4 Notes                                                         0.00000000                                 0.00
        (e) Class A-5 Notes                                                         0.00000000                                 0.00
        (f) Class A-6 Notes                                                         0.00000000                                 0.00
        (g) Class A-7 Notes                                                        39.12818895                         2,230,306.77
        (h) Class A-8 Notes                                                        62.66737824                         5,326,727.15
        (i) Class A-9 Notes                                                         0.00000000                                 0.00
        (j) Class A-10 Notes                                                        0.00000000                                 0.00
        (k) Class B Certificates                                                    0.00000000                                 0.00

8.   Principal Balance after giving effect to Principal Distribution                          Pool Factor
                                                                                              -----------
        (a) Class A-1 Notes                                                                    0.0000000                       0.00
        (b) Class A-2 Notes                                                                    0.0000000                       0.00
        (c) Class A-3 Notes                                                                    0.0000000                       0.00
        (d) Class A-4 Notes                                                                    0.0000000                       0.00
        (e) Class A-5 Notes                                                                    0.0000000                       0.00
        (f) Class A-6 Notes                                                                    0.0000000                       0.00
        (g) Class A-7 Notes                                                                    0.0000000                       0.00
        (h) Class A-8 Notes                                                                    0.9373326              79,673,272.85
        (i) Class A-9 Notes                                                                    1.0000000              61,000,000.00
        (j) Class A-10 Notes                                                                   1.0000000              65,000,000.00
        (k) Class B Certificates                                                               1.0000000              44,895,285.54


                 POOL DATA
--------------------------------------------                                              Aggregate
                                                                  No. of Contracts    Principal Balance
                                                                  ----------------    -----------------
1.   Pool Stated Principal Balance as of         7/31/01                9,888           250,568,558.39

2.   Delinquency Information                                                                                % Delinquent
                                                                                                            ------------
              (a) 31-59 Days                                               92                2,141,065.99       0.854%
              (b) 60-89 Days                                               37                1,021,468.82       0.408%
              (c) 90-119 Days                                              29                  740,103.90       0.295%
              (d) 120 Days +                                               66                2,096,620.48       0.837%


3.   Contracts Repossessed during the Due Period                           20                  667,146.50

4.   Current Repossession Inventory                                        39                1,463,076.70

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables          23                  682,759.36
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                             353,505.27
                                                                                       ------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    329,254.09

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     2,029,795.32

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)    950                                         14,323,789.48

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.188%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                90.773





             TRIGGER ANALYSIS
--------------------------------------------
1.  (a)  Average Delinquency Percentage                                          2.086%
    (b)  Delinquency Percentage Trigger in effect ?                                           YES

2.  (a)  Average Net Loss Ratio                                                  0.053%
    (b)  Net Loss Ratio Trigger in effect ?                                                    NO
    (c)  Net Loss Ratio (using ending Pool Balance)                              0.102%

3.  (a)  Servicer Replacement Percentage                                         0.096%
    (b)  Servicer Replacement Trigger in effect ?                                              NO


               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                              107,552.33

2.   Servicer Advances                                                                                                   144,400.33

3.    (a)  Opening Balance of the Reserve Account                                                                      8,973,952.86
      (b)  Deposits to the Reserve Account                                                         123,453.29
      (c)  Investment Earnings in the Reserve Account                                               29,642.58
      (d)  Distribution from the Reserve Account                                                  (153,095.87)
      (e)  Ending Balance of the Reserve Account                                                                       8,973,952.86

4.   Specified Reserve Account Balance                                                                                 8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                      306,563.83
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                            83,152.04
      (c)  Investment Earnings in the Pay-Ahead Account                                                  0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                         (135,368.12)
      (e)  Ending Balance in the Pay-Ahead Account                                                                       254,347.75




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